Supplemental Information
Second Quarter 2016

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Description of Segment Realignment

From time to time, Bank of America Corporation (the Corporation) has indicated that it may reclassify its business segment results based on, among other things, changes in its organizational alignment. In the Corporation's Annual Report on Form 10-K for the year ended December 31, 2015, the Corporation reported its results of operations through five business segments: Consumer Banking, Global Wealth & Investment Management, Global Banking, Global Markets and Legacy Assets & Servicing, with the remaining operations recorded in All Other. Effective April 1, 2016, to align the segments with how we now manage the businesses, the Corporation changed its basis of presentation by eliminating the Legacy Assets & Servicing segment, and following such change, we report our results of operations through the following four business segments: Consumer Banking, Global Wealth & Investment Management, Global Banking and Global Markets, with the remaining operations recorded in All Other.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Income statement
Net interest income	$18,384	$19,872	$9,213	$9,171	$9,756	$9,471	$10,461
Noninterest income	21,526	22,998	11,185	10,341	9,911	11,042	11,495
Total revenue, net of interest expense	39,910	42,870	20,398	19,512	19,667	20,513	21,956
Provision for credit losses	1,973	1,545	976	997	810	806	780
Noninterest expense	28,309	29,785	13,493	14,816	14,010	13,940	13,958
Income tax expense	2,716	3,309	1,697	1,019	1,511	1,446	2,084
Net income	6,912	8,231	4,232	2,680	3,336	4,321	5,134
Preferred stock dividends	818	712	361	457	330	441	330
Net income applicable to common shareholders	6,094	7,519	3,871	2,223	3,006	3,880	4,804
Diluted earnings per common share	0.56	0.68	0.36	0.21	0.28	0.35	0.43
Average diluted common shares issued and outstanding	11,079,939	11,252,417	11,059,167	11,100,067	11,153,169	11,197,203	11,238,060
Dividends paid per common share	$0.10	$0.10	$0.05	$0.05	$0.05	$0.05	$0.05

Performance ratios
Return on average assets	0.64%	0.77%	0.78%	0.50%	0.61%	0.79%	0.96%
Return on average common shareholders' equity	5.14	6.68	6.48	3.77	5.08	6.65	8.42
Return on average shareholders' equity	5.29	6.68	6.42	4.14	5.15	6.75	8.20
Return on average tangible common shareholders' equity (1)	7.34	9.79	9.24	5.41	7.32	9.65	12.31
Return on average tangible shareholders' equity (1)	7.28	9.42	8.79	5.72	7.15	9.43	11.51

At period end
Book value per share of common stock	$23.67	$21.91	$23.67	$23.12	$22.54	$22.41	$21.91
Tangible book value per share of common stock (1)	16.68	15.02	16.68	16.17	15.62	15.50	15.02
Market price per share of common stock:
Closing price	$13.27	$17.02	$13.27	$13.52	$16.83	$15.58	$17.02
High closing price for the period	16.43	17.90	15.11	16.43	17.95	18.45	17.67
Low closing price for the period	11.16	15.15	12.18	11.16	15.38	15.26	15.41
Market capitalization	135,577	178,231	135,577	139,427	174,700	162,457	178,231

Number of financial centers - U.S.	4,681	4,789	4,681	4,689	4,726	4,741	4,789
Number of branded ATMs - U.S.	15,998	15,992	15,998	16,003	16,038	16,062	15,992
Full-time equivalent employees	210,516	216,679	210,516	213,183	213,280	215,193	216,679

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Net interest income	$18,822	$20,310	$9,436	$9,386	$9,982	$9,697	$10,684
Total revenue, net of interest expense	40,348	43,308	20,621	19,727	19,893	20,739	22,179
Net interest yield	2.04%	2.27%	2.03%	2.05%	2.15%	2.10%	2.37%
Efficiency ratio	70.16	68.77	65.43	75.11	70.43	67.22	62.93

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Interest income
Loans and leases	$16,479	$15,947	$8,219	$8,260	$8,006	$7,965	$7,951
Debt securities	2,559	4,957	1,355	1,204	2,523	1,839	3,070
Federal funds sold and securities borrowed or purchased under agreements to resell	536	499	260	276	214	275	268
Trading account assets	2,254	2,157	1,075	1,179	1,106	1,134	1,074
Other interest income	1,535	1,468	759	776	804	754	742
Total interest income	23,363	25,028	11,668	11,695	12,653	11,967	13,105

Interest expense
Deposits	470	436	245	225	211	214	216
Short-term borrowings	1,239	1,271	625	614	519	597	686
Trading account liabilities	534	729	242	292	272	342	335
Long-term debt	2,736	2,720	1,343	1,393	1,895	1,343	1,407
Total interest expense	4,979	5,156	2,455	2,524	2,897	2,496	2,644
Net interest income	18,384	19,872	9,213	9,171	9,756	9,471	10,461

Noninterest income
Card income	2,894	2,871	1,464	1,430	1,578	1,510	1,477
Service charges	3,708	3,621	1,871	1,837	1,862	1,898	1,857
Investment and brokerage services	6,383	6,765	3,201	3,182	3,236	3,336	3,387
Investment banking income	2,561	3,013	1,408	1,153	1,272	1,287	1,526
Trading account profits	3,680	3,894	2,018	1,662	963	1,616	1,647
Mortgage banking income	745	1,695	312	433	262	407	1,001
Gains on sales of debt securities	493	436	267	226	270	385	168
Other income	1,062	703	644	418	468	603	432
Total noninterest income	21,526	22,998	11,185	10,341	9,911	11,042	11,495
Total revenue, net of interest expense	39,910	42,870	20,398	19,512	19,667	20,513	21,956

Provision for credit losses	1,973	1,545	976	997	810	806	780

Noninterest expense
Personnel	16,574	17,504	7,722	8,852	7,535	7,829	7,890
Occupancy	2,064	2,054	1,036	1,028	1,011	1,028	1,027
Equipment	914	1,012	451	463	528	499	500
Marketing	833	885	414	419	481	445	445
Professional fees	897	915	472	425	676	673	494
Amortization of intangibles	373	425	186	187	202	207	212
Data processing	1,555	1,567	717	838	817	731	715
Telecommunications	362	373	189	173	240	210	202
Other general operating	4,737	5,050	2,306	2,431	2,520	2,318	2,473
Total noninterest expense	28,309	29,785	13,493	14,816	14,010	13,940	13,958
Income before income taxes	9,628	11,540	5,929	3,699	4,847	5,767	7,218
Income tax expense	2,716	3,309	1,697	1,019	1,511	1,446	2,084
Net income	$6,912	$8,231	$4,232	$2,680	$3,336	$4,321	$5,134
Preferred stock dividends	818	712	361	457	330	441	330
Net income applicable to common shareholders	$6,094	$7,519	$3,871	$2,223	$3,006	$3,880	$4,804

Per common share information
Earnings	$0.59	$0.72	$0.38	$0.21	$0.29	$0.37	$0.46
Diluted earnings	0.56	0.68	0.36	0.21	0.28	0.35	0.43
Dividends paid	0.10	0.10	0.05	0.05	0.05	0.05	0.05
Average common shares issued and outstanding	10,296,652	10,503,379	10,253,573	10,339,731	10,399,422	10,444,291	10,488,137
Average diluted common shares issued and outstanding	11,079,939	11,252,417	11,059,167	11,100,067	11,153,169	11,197,203	11,238,060

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Net income	$6,912	$8,231	$4,232	$2,680	$3,336	$4,321	$5,134
Other comprehensive income (loss), net-of-tax:
Net change in debt and marketable equity securities	4,068	(1,201)	1,177	2,891	(1,815)	1,418	(2,537)
Net change in debit valuation adjustments	114	446	(13)	127	(18)	187	186
Net change in derivatives	150	289	126	24	168	127	246
Employee benefit plan adjustments	23	50	13	10	317	27	25
Net change in foreign currency translation adjustments	(9)	(8)	(21)	12	(39)	(76)	43
Other comprehensive income (loss)	4,346	(424)	1,282	3,064	(1,387)	1,683	(2,037)
Comprehensive income	$11,258	$7,807	$5,514	$5,744	$1,949	$6,004	$3,097

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2016	March 31 2016	June 30 2015
Assets
Cash and due from banks	$29,408	$27,781	$29,974
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	141,799	151,829	133,540
Cash and cash equivalents	171,207	179,610	163,514
Time deposits placed and other short-term investments	7,558	5,891	7,996
Federal funds sold and securities borrowed or purchased under agreements to resell	213,737	221,129	199,903
Trading account assets	175,365	178,987	189,106
Derivative assets	55,264	52,255	50,977
Debt securities:
Carried at fair value	309,670	302,333	332,307
Held-to-maturity, at cost	102,279	97,978	60,072
Total debt securities	411,949	400,311	392,379
Loans and leases	903,153	901,113	881,196
Allowance for loan and lease losses	(11,837)	(12,069)	(13,068)
Loans and leases, net of allowance	891,316	889,044	868,128
Premises and equipment, net	9,150	9,358	9,700
Mortgage servicing rights	2,269	2,631	3,521
Goodwill	69,744	69,761	69,775
Intangible assets	3,352	3,578	4,188
Loans held-for-sale	8,848	6,192	6,914
Customer and other receivables	58,150	56,838	64,505
Other assets	108,700	109,913	118,428
Total assets	$2,186,609	$2,185,498	$2,149,034

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,940	$5,876	$4,863
Loans and leases	60,384	62,045	85,467
Allowance for loan and lease losses	(1,128)	(1,152)	(1,711)
Loans and leases, net of allowance	59,256	60,893	83,756
Loans held-for-sale	256	278	413
All other assets	1,455	1,523	3,681
Total assets of consolidated variable interest entities	$66,907	$68,570	$92,713

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	June 30 2016	March 31 2016	June 30 2015
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$424,918	$424,319	$411,862
Interest-bearing	714,607	718,579	668,447
Deposits in non-U.S. offices:
Noninterest-bearing	11,252	11,230	8,294
Interest-bearing	65,314	63,133	60,957
Total deposits	1,216,091	1,217,261	1,149,560
Federal funds purchased and securities loaned or sold under agreements to repurchase	178,062	188,960	213,024
Trading account liabilities	74,282	74,003	72,596
Derivative liabilities	47,561	41,063	43,583
Short-term borrowings	33,051	30,881	39,903
Accrued expenses and other liabilities (includes $750, $627 and $588 of reserve for unfunded lending commitments)	140,876	137,705	135,295
Long-term debt	229,617	232,849	243,414
Total liabilities	1,919,540	1,922,722	1,897,375
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,790, 3,851,790 and 3,767,790 shares	25,220	24,342	22,273
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,216,780,615, 10,312,660,252 and 10,471,836,636 shares	149,554	150,774	152,638
Retained earnings	93,623	90,270	82,718
Accumulated other comprehensive income (loss)	(1,328)	(2,610)	(5,970)
Total shareholders' equity	267,069	262,776	251,659
Total liabilities and shareholders' equity	$2,186,609	$2,185,498	$2,149,034

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$639	$665	$358
Long-term debt	11,463	10,857	14,471
All other liabilities	35	17	109
Total liabilities of consolidated variable interest entities	$12,137	$11,539	$14,938

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition
	June 30 2016	March 31 2016	December 31 2015	September 30 2015	June 30 2015
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$166,173	$162,732	$163,026	$161,649	$158,326
Tier 1 capital	187,209	182,550	180,778	178,830	176,247
Total capital	226,949	223,020	220,676	219,901	217,538
Risk-weighted assets	1,398,610	1,405,748	1,403,293	1,391,672	1,407,891
Common equity tier 1 capital ratio	11.9%	11.6%	11.6%	11.6%	11.2%
Tier 1 capital ratio	13.4	13.0	12.9	12.9	12.5
Total capital ratio	16.2	15.9	15.7	15.8	15.5

Advanced Approaches (2)
Common equity tier 1 capital	$166,173	$162,732	$163,026	n/a	n/a
Tier 1 capital	187,209	182,550	180,778	n/a	n/a
Total capital	217,816	213,434	210,912	n/a	n/a
Risk-weighted assets	1,563,481	1,586,993	1,602,373	n/a	n/a
Common equity tier 1 capital ratio	10.6%	10.3%	10.2%	n/a	n/a
Tier 1 capital ratio	12.0	11.5	11.3	n/a	n/a
Total capital ratio	13.9	13.4	13.2	n/a	n/a

Leverage-based metrics (3)
Adjusted average assets	$2,109,354	$2,094,896	$2,103,183	$2,091,628	$2,073,526
Tier 1 leverage ratio	8.9%	8.7%	8.6%	8.5%	8.5%

Supplementary leverage ratio leverage exposure	$2,694,267	$2,685,787	$2,726,806	$2,739,104	$2,729,193
Supplementary leverage ratio	6.9%	6.8%	6.4%	6.4%	6.3%

Tangible equity ratio (4)	9.2	9.0	8.9	8.8	8.6
Tangible common equity ratio (4)	8.1	7.9	7.8	7.8	7.6

(1)	Regulatory capital ratios are preliminary and reflect the transition provisions of Basel 3.

(2)
Bank of America received approval to begin using the Advanced approaches capital framework to determine risk-based capital requirements in the fourth quarter of 2015. With the approval to exit parallel run, Bank of America is required to report regulatory capital risk-weighted assets and ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is to be used to assess capital adequacy; therefore, we used the Advanced approaches at June 30, 2016, March 31, 2016 and December 31, 2015. Prior to exiting parallel run, we were required to report regulatory capital under the Standardized approach only.

(3)
The numerator of the supplementary leverage ratio and Tier 1 leverage ratio is quarter-end Basel 3 Tier 1 capital. The Tier 1 leverage ratio reflects the transition provisions of Basel 3 and the supplementary leverage ratio is calculated on a fully phased-in basis. The denominator of supplementary leverage exposure is total leverage exposure based on the daily average of the sum of on-balance sheet exposures less permitted Tier 1 deductions, as well as the simple average of certain off-balance sheet exposures, as of the end of each month in a quarter. Off-balance sheet exposures primarily include undrawn lending commitments, letters of credit, potential future derivative exposures and repo-style transactions.

(4)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 42-43.)

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2, 3)
(Dollars in millions)
	June 30 2016	March 31 2016	December 31 2015	September 30 2015	June 30 2015
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition)	$166,173	$162,732	$163,026	$161,649	$158,326
Deferred tax assets arising from net operating loss and tax credit carryforwards phased in during transition	(3,496)	(3,764)	(5,151)	(5,554)	(5,706)
Accumulated OCI phased in during transition	359	(117)	(1,917)	(1,018)	(1,884)
Intangibles phased in during transition	(907)	(983)	(1,559)	(1,654)	(1,751)
Defined benefit pension fund assets phased in during transition	(378)	(381)	(568)	(470)	(476)
DVA related to liabilities and derivatives phased in during transition	104	76	307	228	384
Other adjustments and deductions phased in during transition	(24)	(54)	(54)	(92)	(587)
Common equity tier 1 capital (fully phased-in)	$161,831	$157,509	$154,084	$153,089	$148,306

Risk-weighted assets – As reported to Basel 3 (fully phased-in)
Basel 3 Standardized approach risk-weighted assets as reported	$1,398,610	$1,405,748	$1,403,293	$1,391,672	$1,407,891
Changes in risk-weighted assets from reported to fully phased-in	17,689	20,104	24,089	22,989	25,460
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	$1,416,299	$1,425,852	$1,427,382	$1,414,661	$1,433,351

Basel 3 Advanced approaches risk-weighted assets as reported	$1,563,481	$1,586,993	$1,602,373	n/a	n/a
Changes in risk-weighted assets from reported to fully phased-in	(19,600)	(29,710)	(27,690)	n/a	n/a
Basel 3 Advanced approaches risk-weighted assets (fully phased-in) (4)	$1,543,881	$1,557,283	$1,574,683	$1,397,504	$1,427,388

Regulatory capital ratios
Basel 3 Standardized approach common equity tier 1 (transition)	11.9%	11.6%	11.6%	11.6%	11.2%
Basel 3 Advanced approaches common equity tier 1 (transition)	10.6	10.3	10.2	n/a	n/a
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	11.4	11.0	10.8	10.8	10.3
Basel 3 Advanced approaches common equity tier 1 (fully phased-in) (4)	10.5	10.1	9.8	11.0	10.4

(1)	Regulatory capital ratios are preliminary.

(2)
Bank of America received approval to begin using the Advanced approaches capital framework to determine risk-based capital requirements in the fourth quarter of 2015. With the approval to exit parallel run, Bank of America is required to report regulatory capital risk-weighted assets and ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is to be used to assess capital adequacy; therefore, we used the Advanced approaches at June 30, 2016, March 31, 2016 and December 31, 2015. Prior to exiting parallel run, we were required to report regulatory capital under the Standardized approach only.

(3)	Fully phased-in estimates are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above.

(4)
Basel 3 fully phased-in Advanced approaches estimates assume approval by U.S. banking regulators of our internal analytical models, including approval of the internal models methodology (IMM). As of June 30, 2016, the Corporation did not have regulatory approval for the IMM model.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2016			First Quarter 2016			Second Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$135,312	$157	0.47%	$138,574	$155	0.45%	$125,762	$81	0.26%
Time deposits placed and other short-term investments	7,855	35	1.79	9,156	32	1.41	8,183	34	1.64
Federal funds sold and securities borrowed or purchased under agreements to resell	223,005	260	0.47	209,183	276	0.53	214,326	268	0.50
Trading account assets	127,189	1,109	3.50	136,306	1,212	3.57	137,137	1,114	3.25
Debt securities (1)	418,748	1,378	1.33	399,809	1,224	1.23	386,357	3,082	3.21
Loans and leases (2):
Residential mortgage	186,752	1,626	3.48	186,980	1,629	3.49	207,356	1,782	3.44
Home equity	73,141	703	3.86	75,328	711	3.79	82,640	769	3.73
U.S. credit card	86,705	1,983	9.20	87,163	2,021	9.32	87,460	1,980	9.08
Non-U.S. credit card	9,988	250	10.06	9,822	253	10.36	10,012	264	10.56
Direct/Indirect consumer	91,643	563	2.47	89,342	550	2.48	83,698	504	2.42
Other consumer	2,220	16	3.00	2,138	16	3.03	1,885	15	3.14
Total consumer	450,449	5,141	4.58	450,773	5,180	4.61	473,051	5,314	4.50
U.S. commercial	276,640	2,006	2.92	270,511	1,936	2.88	244,540	1,704	2.80
Commercial real estate	57,772	434	3.02	57,271	434	3.05	50,478	382	3.03
Commercial lease financing	20,874	147	2.81	21,077	182	3.46	19,486	149	3.05
Non-U.S. commercial	93,935	564	2.42	93,352	585	2.52	88,623	479	2.17
Total commercial	449,221	3,151	2.82	442,211	3,137	2.85	403,127	2,714	2.70
Total loans and leases (3)	899,670	8,292	3.70	892,984	8,317	3.74	876,178	8,028	3.67
Other earning assets	55,955	660	4.74	58,638	694	4.76	62,712	721	4.60
Total earning assets (4)	1,867,734	11,891	2.56	1,844,650	11,910	2.59	1,810,655	13,328	2.95
Cash and due from banks	27,924			28,844			30,751
Other assets, less allowance for loan and lease losses	292,251			300,124			310,560
Total assets	$2,187,909			$2,173,618			$2,151,966

(1)
Yields on debt securities excluding the impact of market-related adjustments were 2.34 percent, 2.45 percent and 2.48 percent for the three months ended June 30, 2016, March 31, 2016 and June 30, 2015, respectively. Yields on debt securities excluding the impact of market-related adjustments are a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing its results.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(3)
Beginning in the first quarter of 2016, the Corporation classifies operating leases in other assets on the Consolidated Balance Sheet. For the three months ended June 30, 2015, $5.2 billion of operating leases were reclassified from loans and leases to other assets to conform to this presentation. Additionally, amounts related to these leases were reclassified from net interest income to other income and other general operating expenses on the Consolidated Statement of Income.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2016	First Quarter 2016	Second Quarter 2015
Federal funds sold and securities borrowed or purchased under agreements to resell	$5	$13	$13
Debt securities	(48)	(34)	(3)
U.S. commercial loans and leases	(13)	(14)	(18)
Net hedge expense on assets	$(56)	$(35)	$(8)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2016			First Quarter 2016			Second Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$50,105	$1	0.01%	$47,845	$1	0.01%	$47,381	$2	0.02%
NOW and money market deposit accounts	583,913	72	0.05	577,779	71	0.05	536,201	71	0.05
Consumer CDs and IRAs	48,450	33	0.28	49,617	35	0.28	55,832	42	0.30
Negotiable CDs, public funds and other deposits	32,879	35	0.42	31,739	29	0.37	29,904	22	0.30
Total U.S. interest-bearing deposits	715,347	141	0.08	706,980	136	0.08	669,318	137	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,235	10	0.98	4,123	9	0.84	5,162	9	0.67
Governments and official institutions	1,542	2	0.66	1,472	2	0.53	1,239	1	0.38
Time, savings and other	60,311	92	0.61	56,943	78	0.55	55,030	69	0.51
Total non-U.S. interest-bearing deposits	66,088	104	0.63	62,538	89	0.57	61,431	79	0.52
Total interest-bearing deposits	781,435	245	0.13	769,518	225	0.12	730,749	216	0.12
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	215,852	625	1.17	221,990	614	1.11	252,088	686	1.09
Trading account liabilities	73,773	242	1.32	72,299	292	1.63	77,772	335	1.73
Long-term debt	233,061	1,343	2.31	233,654	1,393	2.39	242,230	1,407	2.33
Total interest-bearing liabilities (1)	1,304,121	2,455	0.76	1,297,461	2,524	0.78	1,302,839	2,644	0.81
Noninterest-bearing sources:
Noninterest-bearing deposits	431,856			428,937			416,040
Other liabilities	186,788			186,903			182,033
Shareholders' equity	265,144			260,317			251,054
Total liabilities and shareholders' equity	$2,187,909			$2,173,618			$2,151,966
Net interest spread			1.80%			1.81%			2.14%
Impact of noninterest-bearing sources			0.23			0.24			0.23
Net interest income/yield on earning assets		$9,436	2.03%		$9,386	2.05%		$10,684	2.37%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Second Quarter 2016	First Quarter 2016	Second Quarter 2015
NOW and money market deposit accounts	$(1)	$—	$(1)
Consumer CDs and IRAs	5	6	6
Negotiable CDs, public funds and other deposits	4	3	4
Banks located in non-U.S. countries	3	1	1
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	149	162	247
Long-term debt	(770)	(737)	(766)
Net hedge income on liabilities	$(610)	$(565)	$(509)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Six Months Ended June 30
	2016			2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$136,943	$312	0.46%	$125,974	$165	0.26%
Time deposits placed and other short-term investments	8,506	67	1.59	8,280	67	1.63
Federal funds sold and securities borrowed or purchased under agreements to resell	216,094	536	0.50	214,130	499	0.47
Trading account assets	131,748	2,321	3.54	138,036	2,236	3.26
Debt securities (1)	409,279	2,602	1.28	384,747	4,980	2.61
Loans and leases (2):
Residential mortgage	186,866	3,255	3.48	211,172	3,633	3.44
Home equity	74,235	1,414	3.82	83,771	1,539	3.69
U.S. credit card	86,934	4,004	9.26	88,074	4,007	9.18
Non-U.S. credit card	9,905	503	10.21	10,007	526	10.60
Direct/Indirect consumer	90,493	1,113	2.47	82,214	995	2.44
Other consumer	2,178	32	3.01	1,866	30	3.22
Total consumer	450,611	10,321	4.60	477,104	10,730	4.52
U.S. commercial	273,576	3,942	2.90	239,751	3,349	2.82
Commercial real estate	57,521	868	3.03	49,362	729	2.98
Commercial lease financing	20,975	329	3.14	19,379	320	3.30
Non-U.S. commercial	93,644	1,149	2.47	86,103	964	2.26
Total commercial	445,716	6,288	2.84	394,595	5,362	2.74
Total loans and leases (3)	896,327	16,609	3.72	871,699	16,092	3.71
Other earning assets	57,295	1,354	4.75	62,081	1,427	4.63
Total earning assets (4)	1,856,192	23,801	2.57	1,804,947	25,466	2.84
Cash and due from banks	28,384			29,231
Other assets, less allowance for loan and lease losses	296,187			311,129
Total assets	$2,180,763			$2,145,307

(1)
Yields on debt securities excluding the impact of market-related adjustments were 2.39 percent and 2.51 percent for the six months ended June 30, 2016 and 2015. Yields on debt securities excluding the impact of market-related adjustments are a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing its results.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(3)
Beginning in the first quarter of 2016, the Corporation classifies operating leases in other assets on the Consolidated Balance Sheet. For the six months ended June 30, 2015, $5.2 million of operating leases were reclassified from loans and leases to other assets to conform to this presentation. Additionally, amounts related to these leases were reclassified from net interest income to other income and other general operating expenses on the Consolidated Statement of Income.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2016	2015
Federal funds sold and securities borrowed or purchased under agreements to resell	$18	$25
Debt securities	(82)	(11)
U.S. commercial loans and leases	(27)	(33)
Net hedge expense on assets	$(91)	$(19)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Six Months Ended June 30
	2016			2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$48,975	$2	0.01%	$46,806	$4	0.02%
NOW and money market deposit accounts	580,846	143	0.05	534,026	138	0.05
Consumer CDs and IRAs	49,034	68	0.28	57,260	87	0.31
Negotiable CDs, public funds and other deposits	32,308	64	0.40	29,353	44	0.31
Total U.S. interest-bearing deposits	711,163	277	0.08	667,445	273	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,179	19	0.91	4,855	17	0.70
Governments and official institutions	1,507	4	0.60	1,310	2	0.29
Time, savings and other	58,627	170	0.58	54,655	144	0.53
Total non-U.S. interest-bearing deposits	64,313	193	0.60	60,820	163	0.54
Total interest-bearing deposits	775,476	470	0.12	728,265	436	0.12
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	218,921	1,239	1.14	248,133	1,271	1.03
Trading account liabilities	73,036	534	1.47	78,277	729	1.88
Long-term debt	233,358	2,736	2.35	241,184	2,720	2.27
Total interest-bearing liabilities (1)	1,300,791	4,979	0.77	1,295,859	5,156	0.80
Noninterest-bearing sources:
Noninterest-bearing deposits	430,397			410,536
Other liabilities	186,844			190,499
Shareholders' equity	262,731			248,413
Total liabilities and shareholders' equity	$2,180,763			$2,145,307
Net interest spread			1.80%			2.04%
Impact of noninterest-bearing sources			0.24			0.23
Net interest income/yield on earning assets		$18,822	2.04%		$20,310	2.27%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2016	2015
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	11	12
Negotiable CDs, public funds and other deposits	7	7
Banks located in non-U.S. countries	4	2
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	311	496
Long-term debt	(1,507)	(1,607)
Net hedge income on liabilities	$(1,175)	$(1,091)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	June 30, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$203,680	$5,021	$(13)	$208,688
Agency-collateralized mortgage obligations	9,451	314	(5)	9,760
Commercial	11,083	319	(5)	11,397
Non-agency residential	1,963	208	(68)	2,103
Total mortgage-backed securities	226,177	5,862	(91)	231,948
U.S. Treasury and agency securities	25,792	351	—	26,143
Non-U.S. securities	6,044	21	(7)	6,058
Other taxable securities, substantially all asset-backed securities	9,800	23	(49)	9,774
Total taxable securities	267,813	6,257	(147)	273,923
Tax-exempt securities	15,281	112	(31)	15,362
Total available-for-sale debt securities	283,094	6,369	(178)	289,285
Other debt securities carried at fair value	20,527	93	(235)	20,385
Total debt securities carried at fair value	303,621	6,462	(413)	309,670
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	102,279	2,097	(1)	104,375
Total debt securities	$405,900	$8,559	$(414)	$414,045
Available-for-sale marketable equity securities (1)	$325	$46	$(34)	$337

	March 31, 2016
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$204,557	$3,257	$(78)	$207,736
Agency-collateralized mortgage obligations	10,294	277	(13)	10,558
Commercial	9,989	245	(1)	10,233
Non-agency residential	2,104	202	(77)	2,229
Total mortgage-backed securities	226,944	3,981	(169)	230,756
U.S. Treasury and agency securities	21,732	484	—	22,216
Non-U.S. securities	6,059	26	(5)	6,080
Other taxable securities, substantially all asset-backed securities	10,526	53	(99)	10,480
Total taxable securities	265,261	4,544	(273)	269,532
Tax-exempt securities	14,551	72	(35)	14,588
Total available-for-sale debt securities	279,812	4,616	(308)	284,120
Other debt securities carried at fair value	18,378	87	(252)	18,213
Total debt securities carried at fair value	298,190	4,703	(560)	302,333
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	97,978	1,244	(147)	99,075
Total debt securities	$396,168	$5,947	$(707)	$401,408
Available-for-sale marketable equity securities (1)	$326	$56	$(11)	$371

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	June 30 2016	March 31 2016
Mortgage-backed securities:
Agency-collateralized mortgage obligations	$7	$6
Non-agency residential	3,244	3,323
Total mortgage-backed securities	3,251	3,329
Non-U.S. securities (1)	16,885	14,628
Other taxable securities, substantially all asset-backed securities	249	256
Total	$20,385	$18,213

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$9,436	$5,276	$1,434	$2,421	$1,093	$(788)
Card income	1,464	1,216	22	134	37	55
Service charges	1,871	1,011	17	759	79	5
Investment and brokerage services	3,201	67	2,598	14	525	(3)
Investment banking income (loss)	1,408	—	51	799	603	(45)
Trading account profits	2,018	—	25	26	1,872	95
Mortgage banking income	312	267	—	—	1	44
Gains on sales of debt securities	267	—	—	—	—	267
Other income (loss)	644	27	309	537	103	(332)
Total noninterest income	11,185	2,588	3,022	2,269	3,220	86
Total revenue, net of interest expense (FTE basis)	20,621	7,864	4,456	4,690	4,313	(702)
Provision for credit losses	976	726	14	203	(5)	38
Noninterest expense	13,493	4,416	3,288	2,126	2,582	1,081
Income (loss) before income taxes (FTE basis)	6,152	2,722	1,154	2,361	1,736	(1,821)
Income tax expense (benefit) (FTE basis)	1,920	1,004	432	870	620	(1,006)
Net income (loss)	$4,232	$1,718	$722	$1,491	$1,116	$(815)

Average
Total loans and leases	$899,670	$242,921	$141,181	$330,273	$69,620	$115,675
Total assets (1)	2,187,909	665,102	289,646	391,839	580,701	260,621
Total deposits	1,213,291	596,474	254,804	298,805	34,518	28,690
Period end
Total loans and leases	$903,153	$247,122	$142,633	$330,709	$70,766	$111,923
Total assets (1)	2,186,609	668,470	286,846	393,380	577,428	260,485
Total deposits	1,216,091	599,457	250,976	304,577	33,506	27,575

	First Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$9,386	$5,272	$1,488	$2,481	$1,180	$(1,035)
Card income	1,430	1,211	48	117	10	44
Service charges	1,837	997	19	745	72	4
Investment and brokerage services	3,182	69	2,536	16	568	(7)
Investment banking income (loss)	1,153	1	73	636	494	(51)
Trading account profits (losses)	1,662	—	36	(2)	1,595	33
Mortgage banking income	433	190	1	—	—	242
Gains on sales of debt securities	226	—	—	—	—	226
Other income (loss)	418	61	243	397	28	(311)
Total noninterest income	10,341	2,529	2,956	1,909	2,767	180
Total revenue, net of interest expense (FTE basis)	19,727	7,801	4,444	4,390	3,947	(855)
Provision for credit losses	997	531	25	553	9	(121)
Noninterest expense	14,816	4,538	3,275	2,171	2,450	2,382
Income (loss) before income taxes (FTE basis)	3,914	2,732	1,144	1,666	1,488	(3,116)
Income tax expense (benefit) (FTE basis)	1,234	1,003	420	612	518	(1,319)
Net income (loss)	$2,680	$1,729	$724	$1,054	$970	$(1,797)

Average
Total loans and leases	$892,984	$237,908	$139,099	$324,531	$69,283	$122,163
Total assets (1)	2,173,618	646,523	295,711	387,640	581,226	262,518
Total deposits	1,198,455	578,196	260,482	297,134	35,886	26,757
Period end
Total loans and leases	$901,113	$240,591	$139,690	$329,485	$73,446	$117,901
Total assets (1)	2,185,498	666,298	296,200	390,586	581,150	251,264
Total deposits	1,217,261	597,800	260,565	298,072	34,403	26,421

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,684	$5,043	$1,352	$2,170	$988	$1,131
Card income	1,477	1,207	41	128	36	65
Service charges	1,857	1,033	19	728	73	4
Investment and brokerage services	3,387	68	2,749	14	556	—
Investment banking income (loss)	1,526	—	84	777	718	(53)
Trading account profits (losses)	1,647	—	53	20	1,703	(129)
Mortgage banking income	1,001	359	3	—	—	639
Gains (losses) on sales of debt securities	168	—	(1)	—	7	162
Other income (loss)	432	47	267	399	(131)	(150)
Total noninterest income	11,495	2,714	3,215	2,066	2,962	538
Total revenue, net of interest expense (FTE basis)	22,179	7,757	4,567	4,236	3,950	1,669
Provision for credit losses	780	470	15	177	6	112
Noninterest expense	13,958	4,637	3,485	2,086	2,748	1,002
Income before income taxes (FTE basis)	7,441	2,650	1,067	1,973	1,196	555
Income tax expense (benefit) (FTE basis)	2,307	988	398	737	410	(226)
Net income	$5,134	$1,662	$669	$1,236	$786	$781

Average
Total loans and leases	$876,178	$230,704	$131,364	$295,405	$61,819	$156,886
Total assets (1)	2,151,966	620,355	268,908	361,867	599,985	300,851
Total deposits	1,146,789	552,973	239,974	288,117	39,051	26,674
Period end
Total loans and leases	$881,196	$232,271	$133,499	$301,558	$65,962	$147,906
Total assets (1)	2,149,034	621,883	267,099	367,052	578,052	314,948
Total deposits	1,149,560	554,204	237,624	292,261	38,751	26,720

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$18,822	$10,548	$2,922	$4,902	$2,273	$(1,823)
Card income	2,894	2,427	70	251	47	99
Service charges	3,708	2,008	36	1,504	151	9
Investment and brokerage services	6,383	136	5,134	30	1,093	(10)
Investment banking income (loss)	2,561	1	124	1,435	1,097	(96)
Trading account profits	3,680	—	61	24	3,467	128
Mortgage banking income	745	457	1	—	1	286
Gains on sales of debt securities	493	—	—	—	—	493
Other income (loss)	1,062	88	552	934	131	(643)
Total noninterest income	21,526	5,117	5,978	4,178	5,987	266
Total revenue, net of interest expense (FTE basis)	40,348	15,665	8,900	9,080	8,260	(1,557)
Provision for credit losses	1,973	1,257	39	756	4	(83)
Noninterest expense	28,309	8,954	6,563	4,297	5,032	3,463
Income (loss) before income taxes (FTE basis)	10,066	5,454	2,298	4,027	3,224	(4,937)
Income tax expense (benefit) (FTE basis)	3,154	2,007	852	1,482	1,138	(2,325)
Net income (loss)	$6,912	$3,447	$1,446	$2,545	$2,086	$(2,612)

Average
Total loans and leases	$896,327	$240,414	$140,140	$327,402	$69,452	$118,919
Total assets (1)	2,180,763	655,812	292,679	389,740	580,963	261,569
Total deposits	1,205,873	587,335	257,643	297,969	35,202	27,724
Period end
Total loans and leases	$903,153	$247,122	$142,633	$330,709	$70,766	$111,923
Total assets (1)	2,186,609	668,470	286,846	393,380	577,428	260,485
Total deposits	1,216,091	599,457	250,976	304,577	33,506	27,575

	Six Months Ended June 30, 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$20,310	$10,046	$2,695	$4,371	$1,961	$1,237
Card income	2,871	2,375	90	228	46	132
Service charges	3,621	1,999	37	1,438	138	9
Investment and brokerage services	6,765	133	5,472	32	1,129	(1)
Investment banking income (loss)	3,013	1	156	1,629	1,348	(121)
Trading account profits (losses)	3,894	—	108	82	3,841	(137)
Mortgage banking income	1,695	827	5	—	—	863
Gains on sales of debt securities	436	1	—	—	10	425
Other income (loss)	703	90	514	842	(332)	(411)
Total noninterest income	22,998	5,426	6,382	4,251	6,180	759
Total revenue, net of interest expense (FTE basis)	43,308	15,472	9,077	8,622	8,141	1,996
Provision for credit losses	1,545	1,139	38	273	27	68
Noninterest expense	29,785	9,369	6,974	4,235	5,909	3,298
Income (loss) before income taxes (FTE basis)	11,978	4,964	2,065	4,114	2,205	(1,370)
Income tax expense (benefit) (FTE basis)	3,747	1,846	768	1,531	755	(1,153)
Net income (loss)	$8,231	$3,118	$1,297	$2,583	$1,450	$(217)

Average
Total loans and leases	$871,699	$230,533	$129,275	$289,876	$59,224	$162,791
Total assets (1)	2,145,307	613,121	272,036	361,819	597,801	300,530
Total deposits	1,138,801	545,770	241,758	287,280	39,169	24,824
Period end
Total loans and leases	$881,196	$232,271	$133,499	$301,558	$65,962	$147,906
Total assets (1)	2,149,034	621,883	267,099	367,052	578,052	314,948
Total deposits	1,149,560	554,204	237,624	292,261	38,751	26,720

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Net interest income (FTE basis)	$10,548	$10,046	$5,276	$5,272	$5,163	$5,122	$5,043
Noninterest income:
Card income	2,427	2,375	1,216	1,211	1,313	1,249	1,207
Service charges	2,008	1,999	1,011	997	1,045	1,057	1,033
Mortgage banking income	457	827	267	190	216	290	359
All other income	225	225	94	131	208	293	115
Total noninterest income	5,117	5,426	2,588	2,529	2,782	2,889	2,714
Total revenue, net of interest expense (FTE basis)	15,665	15,472	7,864	7,801	7,945	8,011	7,757

Provision for credit losses	1,257	1,139	726	531	684	523	470

Noninterest expense	8,954	9,369	4,416	4,538	4,638	4,711	4,637
Income before income taxes (FTE basis)	5,454	4,964	2,722	2,732	2,623	2,777	2,650
Income tax expense (FTE basis)	2,007	1,846	1,004	1,003	929	1,001	988
Net income	$3,447	$3,118	$1,718	$1,729	$1,694	$1,776	$1,662

Net interest yield (FTE basis)	3.44%	3.54%	3.39%	3.49%	3.46%	3.48%	3.49%
Return on average allocated capital (1)	20	19	20	20	20	21	20
Efficiency ratio (FTE basis)	57.16	60.55	56.14	58.18	58.37	58.80	59.78

Balance Sheet
Average
Total loans and leases	$240,414	$230,533	$242,921	$237,908	$235,498	$233,103	$230,704
Total earning assets (2)	617,062	572,712	626,811	607,313	591,348	583,376	579,920
Total assets (2)	655,812	613,121	665,102	646,523	630,973	623,324	620,355
Total deposits	587,335	545,770	596,474	578,196	563,745	555,987	552,973
Allocated capital (1)	34,000	33,000	34,000	34,000	33,000	33,000	33,000

Period end
Total loans and leases	$247,122	$232,271	$247,122	$240,591	$238,851	$234,995	$232,271
Total earning assets (2)	630,143	581,846	630,143	626,941	605,012	584,995	581,846
Total assets (2)	668,470	621,883	668,470	666,298	645,427	625,158	621,883
Total deposits	599,457	554,204	599,457	597,800	577,832	557,626	554,204

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30, 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$10,548	$5,322	$5,226
Noninterest income:
Card income	2,427	5	2,422
Service charges	2,008	2,008	—
Mortgage banking income	457	—	457
All other income	225	214	11
Total noninterest income	5,117	2,227	2,890
Total revenue, net of interest expense (FTE basis)	15,665	7,549	8,116

Provision for credit losses	1,257	89	1,168

Noninterest expense	8,954	4,832	4,122
Income before income taxes (FTE basis)	5,454	2,628	2,826
Income tax expense (FTE basis)	2,007	967	1,040
Net income	$3,447	$1,661	$1,786

Net interest yield (FTE basis)	3.44%	1.83%	4.43%
Return on average allocated capital (1)	20	28	16
Efficiency ratio (FTE basis)	57.16	64.00	50.79

Balance Sheet
Average
Total loans and leases	$240,414	$4,761	$235,653
Total earning assets (2)	617,062	585,692	237,003
Total assets (2)	655,812	612,437	249,008
Total deposits	587,335	580,378	6,957
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$247,122	$4,845	$242,277
Total earning assets (2)	630,143	597,993	244,699
Total assets (2)	668,470	624,658	256,361
Total deposits	599,457	592,442	7,015

	Six Months Ended June 30, 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$10,046	$4,637	$5,409
Noninterest income:
Card income	2,375	6	2,369
Service charges	1,999	1,998	1
Mortgage banking income	827	—	827
All other income	225	223	2
Total noninterest income	5,426	2,227	3,199
Total revenue, net of interest expense (FTE basis)	15,472	6,864	8,608

Provision for credit losses	1,139	87	1,052

Noninterest expense	9,369	4,854	4,515
Income before income taxes (FTE basis)	4,964	1,923	3,041
Income tax expense (FTE basis)	1,846	714	1,132
Net income	$3,118	$1,209	$1,909

Net interest yield (FTE basis)	3.54%	1.72%	4.79%
Return on average allocated capital (1)	19	20	18
Efficiency ratio (FTE basis)	60.55	70.71	52.45

Balance Sheet
Average
Total loans and leases	$230,533	$4,770	$225,763
Total earning assets (2)	572,712	542,238	227,744
Total assets (2)	613,121	569,225	241,166
Total deposits	545,770	537,354	8,416
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$232,271	$4,712	$227,559
Total earning assets (2)	581,846	551,507	229,860
Total assets (2)	621,883	578,048	243,356
Total deposits	554,204	546,173	8,031

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,276	$2,677	$2,599
Noninterest income:
Card income	1,216	2	1,214
Service charges	1,011	1,011	—
Mortgage banking income	267	—	267
All other income	94	99	(5)
Total noninterest income	2,588	1,112	1,476
Total revenue, net of interest expense (FTE basis)	7,864	3,789	4,075

Provision for credit losses	726	41	685

Noninterest expense	4,416	2,378	2,038
Income before income taxes (FTE basis)	2,722	1,370	1,352
Income tax expense (FTE basis)	1,004	505	499
Net income	$1,718	$865	$853

Net interest yield (FTE basis)	3.39%	1.81%	4.36%
Return on average allocated capital (1)	20	29	16
Efficiency ratio (FTE basis)	56.14	62.72	50.02

Balance Sheet
Average
Total loans and leases	$242,921	$4,792	$238,129
Total earning assets (2)	626,811	594,748	239,645
Total assets (2)	665,102	621,445	251,239
Total deposits	596,474	589,295	7,179
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$247,122	$4,845	$242,277
Total earning assets (2)	630,143	597,993	244,699
Total assets (2)	668,470	624,658	256,361
Total deposits	599,457	592,442	7,015

	First Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,272	$2,645	$2,627
Noninterest income:
Card income	1,211	3	1,208
Service charges	997	997	—
Mortgage banking income	190	—	190
All other income	131	115	16
Total noninterest income	2,529	1,115	1,414
Total revenue, net of interest expense (FTE basis)	7,801	3,760	4,041

Provision for credit losses	531	48	483

Noninterest expense	4,538	2,454	2,084
Income before income taxes (FTE basis)	2,732	1,258	1,474
Income tax expense (FTE basis)	1,003	462	541
Net income	$1,729	$796	$933

Net interest yield (FTE basis)	3.49%	1.85%	4.51%
Return on average allocated capital (1)	20	27	17
Efficiency ratio (FTE basis)	58.18	65.30	51.56

Balance Sheet
Average
Total loans and leases	$237,908	$4,732	$233,176
Total earning assets (2)	607,313	576,633	234,362
Total assets (2)	646,523	603,429	246,776
Total deposits	578,196	571,461	6,735
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$240,591	$4,737	$235,854
Total earning assets (2)	626,941	596,058	236,962
Total assets (2)	666,298	622,783	249,594
Total deposits	597,800	590,829	6,971

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Second Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,043	$2,366	$2,677
Noninterest income:
Card income	1,207	3	1,204
Service charges	1,033	1,033	—
Mortgage banking income	359	—	359
All other income	115	119	(4)
Total noninterest income	2,714	1,155	1,559
Total revenue, net of interest expense (FTE basis)	7,757	3,521	4,236

Provision for credit losses	470	24	446

Noninterest expense	4,637	2,382	2,255
Income before income taxes (FTE basis)	2,650	1,115	1,535
Income tax expense (FTE basis)	988	415	573
Net income	$1,662	$700	$962

Net interest yield (FTE basis)	3.49%	1.73%	4.71%
Return on average allocated capital (1)	20	23	18
Efficiency ratio (FTE basis)	59.78	67.65	53.25

Balance Sheet
Average
Total loans and leases	$230,704	$4,694	$226,010
Total earning assets (2)	579,920	549,060	228,124
Total assets (2)	620,355	576,247	241,372
Total deposits	552,973	544,341	8,632
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$232,271	$4,712	$227,559
Total earning assets (2)	581,846	551,507	229,860
Total assets (2)	621,883	578,048	243,356
Total deposits	554,204	546,173	8,031

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Average deposit balances
Checking	$287,787	$261,972	$293,427	$282,146	$273,900	$268,559	$266,524
Savings	47,347	45,140	48,472	46,221	44,518	44,721	45,748
MMS	204,474	183,433	207,333	201,616	195,756	191,358	186,750
CDs and IRAs	44,914	52,492	44,378	45,451	46,791	48,644	51,178
Non-U.S. and other	2,813	2,733	2,864	2,762	2,780	2,705	2,773
Total average deposit balances	$587,335	$545,770	$596,474	$578,196	$563,745	$555,987	$552,973

Deposit spreads (excludes noninterest costs)
Checking	1.98%	1.99%	1.97%	1.98%	1.98%	1.99%	1.99%
Savings	2.27	2.30	2.26	2.28	2.29	2.29	2.29
MMS	1.24	1.22	1.24	1.24	1.24	1.23	1.22
CDs and IRAs	0.86	0.56	0.92	0.81	0.69	0.62	0.58
Non-U.S. and other	0.74	0.43	0.80	0.67	0.54	0.48	0.44
Total deposit spreads	1.65	1.61	1.66	1.65	1.63	1.62	1.61

Client brokerage assets	$131,698	$121,961	$131,698	$126,921	$122,721	$117,210	$121,961

Online banking active accounts (units in thousands)	33,022	31,365	33,022	32,647	31,674	31,627	31,365
Mobile banking active users (units in thousands)	20,227	17,626	20,227	19,595	18,705	18,398	17,626
Financial centers	4,681	4,789	4,681	4,689	4,726	4,741	4,789
ATMs	15,998	15,992	15,998	16,003	16,038	16,062	15,992

Total U.S. credit card (1)
Loans
Average credit card outstandings	$86,934	$88,074	$86,705	$87,163	$88,623	$88,201	$87,460
Ending credit card outstandings	88,103	88,403	88,103	86,403	89,602	88,339	88,403
Credit quality
Net charge-offs	$1,160	$1,205	$573	$587	$563	$546	$584
	2.68%	2.76%	2.66%	2.71%	2.52%	2.46%	2.68%
30+ delinquency	$1,388	$1,486	$1,388	$1,448	$1,575	$1,514	$1,486
	1.58%	1.68%	1.58%	1.68%	1.76%	1.71%	1.68%
90+ delinquency	$693	$742	$693	$743	$789	$721	$742
	0.79%	0.84%	0.79%	0.86%	0.88%	0.82%	0.84%
Other Total U.S. credit card indicators (1)
Gross interest yield	9.26%	9.18%	9.20%	9.32%	9.15%	9.15%	9.08%
Risk-adjusted margin	8.92	8.95	8.79	9.05	9.79	9.51	8.89
New accounts (in thousands)	2,521	2,456	1,313	1,208	1,260	1,257	1,295
Purchase volumes	$107,821	$106,154	$56,667	$51,154	$58,752	$56,472	$55,976

Debit card data
Purchase volumes	$141,267	$137,653	$72,120	$69,147	$70,755	$69,288	$70,754

For footnotes see page 23.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Six Months Ended June 30				Second Quarter 2016		First Quarter 2016		Fourth Quarter 2015		Third Quarter 2015		Second Quarter 2015
	2016		2015
Loan production (2):
Total (3):
First mortgage	$28,937		$29,675		$16,314		$12,623		$13,543		$13,712		$15,962
Home equity	8,108		6,426		4,303		3,805		3,494		3,140		3,209
Consumer Banking:
First mortgage	$20,619		$21,120		$11,541		$9,078		$9,733		$10,026		$11,265
Home equity	7,396		5,957		3,881		3,515		3,192		2,840		2,939

Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$2,680		$3,271		$2,152		$2,680		$2,699		$3,201		$3,107
Net additions	82		(69)		25		57		49		53		(174)
Amortization of expected cash flows (4)	(336)		(385)		(165)		(171)		(174)		(179)		(187)
Other changes in mortgage servicing rights fair value (5)	(637)		384		(223)		(414)		106		(376)		455
Balance, end of period (6)	$1,789		$3,201		$1,789		$2,152		$2,680		$2,699		$3,201

Capitalized mortgage servicing rights (% of loans serviced for investors)	51	bps	78	bps	51	bps	58	bps	71	bps	69	bps	78	bps
Mortgage loans serviced for investors (in billions)	$353		$408		$353		$368		$378		$391		$408

Total Mortgage banking income
Consumer Banking mortgage banking income
Total production income	$320		$578		$182		$138		$150		$223		$272
Net Servicing Income
Servicing fees	363		450		179		184		201		204		208
Amortization of expected cash flows (4)	(300)		(347)		(146)		(154)		(155)		(159)		(168)
Fair value changes of MSRs, net of risk management activities used to hedge certain market risks (7)	74		146		52		22		20		22		47
Total net servicing income	137		249		85		52		66		67		87
Total Consumer Banking mortgage banking income	457		827		267		190		216		290		359
Other mortgage banking income (8)
Other production income	108		24		14		94		48		34		25
Representations and warranties provision	(66)		114		(22)		(44)		(9)		(77)		204
Net Servicing Income
Servicing fees	237		306		119		118		123		109		152
Amortization of expected cash flows (4)	(37)		(38)		(19)		(18)		(19)		(20)		(19)
Fair value changes of MSRs, net of risk management activities used to hedge certain market risks (7)	115		297		10		105		(31)		62		146
Total net servicing income	315		565		110		205		73		151		279
Eliminations (9)	(69)		165		(57)		(12)		(66)		9		134
Total other mortgage banking income	288		868		45		243		46		117		642
Total consolidated mortgage banking income	$745		$1,695		$312		$433		$262		$407		$1,001

(1)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(2)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(3)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(4)	Represents the net change in fair value of the mortgage servicing rights asset due to the recognition of modeled cash flows.

(5)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve and periodic adjustments to valuation based on third-party price discovery. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(6)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(7)	Includes gains (losses) on sales of MSRs.

(8)	Amounts for other mortgage banking income are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

(9)
Includes the effect of transfers of mortgage loans from Consumer Banking to the ALM portfolio included in All Other, and net gains or losses on intercompany trades related to mortgage servicing rights risk management.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Net interest income (FTE basis)	$2,922	$2,695	$1,434	$1,488	$1,417	$1,374	$1,352
Noninterest income:
Investment and brokerage services	5,134	5,472	2,598	2,536	2,638	2,682	2,749
All other income	844	910	424	420	394	410	466
Total noninterest income	5,978	6,382	3,022	2,956	3,032	3,092	3,215
Total revenue, net of interest expense (FTE basis)	8,900	9,077	4,456	4,444	4,449	4,466	4,567

Provision for credit losses	39	38	14	25	15	(2)	15

Noninterest expense	6,563	6,974	3,288	3,275	3,497	3,467	3,485
Income before income taxes (FTE basis)	2,298	2,065	1,154	1,144	937	1,001	1,067
Income tax expense (FTE basis)	852	768	432	420	332	359	398
Net income	$1,446	$1,297	$722	$724	$605	$642	$669

Net interest yield (FTE basis)	2.12%	2.13%	2.11%	2.14%	2.09%	2.12%	2.16%
Return on average allocated capital (1)	22	22	22	22	20	21	22
Efficiency ratio (FTE basis)	73.74	76.83	73.78	73.71	78.62	77.64	76.31

Balance Sheet
Average
Total loans and leases	$140,140	$129,275	$141,181	$139,099	$137,022	$134,319	$131,364
Total earning assets (2)	276,740	254,631	273,874	279,606	269,250	257,424	251,601
Total assets (2)	292,679	272,036	289,646	295,711	285,329	274,272	268,908
Total deposits	257,643	241,758	254,804	260,482	251,306	243,980	239,974
Allocated capital (1)	13,000	12,000	13,000	13,000	12,000	12,000	12,000

Period end
Total loans and leases	$142,633	$133,499	$142,633	$139,690	$139,039	$135,805	$133,499
Total earning assets (2)	270,974	250,798	270,974	280,118	279,597	262,952	250,798
Total assets (2)	286,846	267,099	286,846	296,200	296,271	279,237	267,099
Total deposits	250,976	237,624	250,976	260,565	260,893	246,172	237,624

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Revenue by Business
Merrill Lynch Global Wealth Management	$7,273	$7,531	$3,626	$3,647	$3,669	$3,693	$3,788
U.S. Trust	1,541	1,511	769	772	757	755	762
Other (1)	86	35	61	25	23	18	17
Total revenue, net of interest expense (FTE basis)	$8,900	$9,077	$4,456	$4,444	$4,449	$4,466	$4,567

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,026,392	$2,052,636	$2,026,392	$1,998,145	$1,986,502	$1,943,798	$2,052,636
U.S. Trust	393,089	388,829	393,089	390,262	388,604	375,751	388,829
Other (1)	—	81,318	—	77,751	82,929	78,110	81,318
Total client balances	$2,419,481	$2,522,783	$2,419,481	$2,466,158	$2,458,035	$2,397,659	$2,522,783

Client Balances by Type, at period end
Long-term assets under management (2)	$832,394	$849,046	$832,394	$812,916	$817,938	$798,887	$849,046
Liquidity assets under management (3)	—	81,314	—	77,747	82,925	78,106	81,314
Assets under management	832,394	930,360	832,394	890,663	900,863	876,993	930,360
Brokerage assets	1,070,014	1,079,084	1,070,014	1,056,752	1,040,938	1,026,355	1,079,084
Assets in custody	120,505	138,774	120,505	115,537	113,239	109,196	138,774
Deposits	250,976	237,624	250,976	260,565	260,893	246,172	237,624
Loans and leases (4)	145,592	136,941	145,592	142,641	142,102	138,943	136,941
Total client balances	$2,419,481	$2,522,783	$2,419,481	$2,466,158	$2,458,035	$2,397,659	$2,522,783

Assets Under Management Rollforward
Assets under management, beginning balance	$900,863	$902,872	$890,663	$900,863	$876,993	$930,360	$917,257
Net long-term client flows	9,456	23,247	10,055	(599)	6,746	4,448	8,593
Net liquidity client flows	(7,990)	4,530	(4,170)	(3,820)	4,813	(3,210)	6,023
Market valuation/other	(69,935)	(289)	(64,154)	(5,781)	12,311	(54,605)	(1,513)
Total assets under management, ending balance	$832,394	$930,360	$832,394	$890,663	$900,863	$876,993	$930,360

Associates, at period end (5, 6)
Number of financial advisors	16,664	16,313	16,664	16,671	16,687	16,522	16,313
Total wealth advisors, including financial advisors	18,159	17,734	18,159	18,111	18,131	17,967	17,734
Total client-facing professionals, including financial advisors and wealth advisors	20,562	20,231	20,562	20,573	20,605	20,446	20,231

Merrill Lynch Global Wealth Management Metric (6)
Financial advisor productivity (7) (in thousands)	$984	$1,046	$984	$984	$996	$1,007	$1,050

U.S. Trust Metric, at period end (6)
Client-facing professionals	2,229	2,168	2,229	2,188	2,186	2,182	2,168

(1)
Includes the results of BofA Global Capital Management, the cash management division of Bank of America, and certain administrative items. BofA Global Capital Management's assets under management were sold during the three months ended June 30, 2016.

(2)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks current income, while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(5)
Includes financial advisors in the Consumer Banking segment of 2,248, 2,259, 2,187, 2,050 and 2,048 at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

(6)	Headcount computation is based upon full-time equivalents.

(7)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management revenue, excluding the allocation of certain ALM activities, divided by the total number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Net interest income (FTE basis)	$4,902	$4,371	$2,421	$2,481	$2,385	$2,294	$2,170
Noninterest income:
Service charges	1,504	1,438	759	745	730	746	728
Investment banking fees	1,435	1,629	799	636	729	752	777
All other income	1,239	1,184	711	528	646	523	561
Total noninterest income	4,178	4,251	2,269	1,909	2,105	2,021	2,066
Total revenue, net of interest expense (FTE basis)	9,080	8,622	4,690	4,390	4,490	4,315	4,236

Provision for credit losses	756	273	203	553	233	179	177

Noninterest expense	4,297	4,235	2,126	2,171	2,086	2,161	2,086
Income before income taxes (FTE basis)	4,027	4,114	2,361	1,666	2,171	1,975	1,973
Income tax expense (FTE basis)	1,482	1,531	870	612	800	709	737
Net income	$2,545	$2,583	$1,491	$1,054	$1,371	$1,266	$1,236

Net interest yield (FTE basis)	2.90%	2.83%	2.84%	2.96%	2.85%	2.84%	2.79%
Return on average allocated capital (1)	14	15	16	11	16	14	14
Efficiency ratio (FTE basis)	47.33	49.11	45.33	49.48	46.44	50.10	49.24

Balance Sheet
Average
Total loans and leases	$327,402	$289,876	$330,273	$324,531	$314,599	$304,621	$295,405
Total earnings assets (2)	340,250	311,699	343,225	337,275	332,054	320,328	311,674
Total assets (2)	389,740	361,819	391,839	387,640	381,887	370,246	361,867
Total deposits	297,969	287,280	298,805	297,134	307,806	296,321	288,117
Allocated capital (1)	37,000	35,000	37,000	37,000	35,000	35,000	35,000

Period end
Total loans and leases	$330,709	$301,558	$330,709	$329,485	$319,580	$309,500	$301,558
Total earnings assets (2)	344,805	317,723	344,805	341,236	330,658	321,589	317,723
Total assets (2)	393,380	367,052	393,380	390,586	381,975	372,253	367,052
Total deposits	304,577	292,261	304,577	298,072	296,162	297,644	292,261

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Investment Banking fees (1)
Advisory (2)	$618	$634	$313	$305	$355	$365	$247
Debt issuance	655	706	390	265	265	325	371
Equity issuance	162	289	96	66	109	62	159
Total Investment Banking fees (3)	$1,435	$1,629	$799	$636	$729	$752	$777

Business Lending
Corporate	$2,081	$1,867	$1,066	$1,015	$1,016	$947	$846
Commercial	2,061	1,908	1,058	1,003	1,071	981	1,000
Business Banking	190	178	93	97	82	91	89
Total Business Lending revenue	$4,332	$3,953	$2,217	$2,115	$2,169	$2,019	$1,935

Global Transaction Services
Corporate	$1,432	$1,351	$724	$708	$720	$710	$703
Commercial	1,368	1,277	675	693	683	673	635
Business Banking	367	333	183	184	184	181	169
Total Global Transaction Services revenue	$3,167	$2,961	$1,582	$1,585	$1,587	$1,564	$1,507

Average deposit balances
Interest-bearing	$67,740	$65,742	$69,761	$65,719	$66,227	$64,960	$65,504
Noninterest-bearing	230,229	221,538	229,044	231,415	241,579	231,361	222,613
Total average deposits	$297,969	$287,280	$298,805	$297,134	$307,806	$296,321	$288,117

Loan spread	1.62%	1.65%	1.59%	1.65%	1.60%	1.61%	1.61%

Provision for credit losses	$756	$273	$203	$553	$233	$179	$177

Credit quality (4, 5)
Reservable utilized criticized exposure	$16,544	$11,031	$16,544	$16,923	$14,397	$11,243	$11,031
	4.65%	3.38%	4.65%	4.78%	4.18%	3.36%	3.38%

Nonperforming loans, leases and foreclosed properties	$1,450	$1,179	$1,450	$1,316	$935	$898	$1,179
	0.44%	0.39%	0.44%	0.40%	0.29%	0.29%	0.39%

Average loans and leases by product
U.S. commercial	$184,337	$159,375	$186,151	$182,523	$175,124	$167,682	$162,591
Commercial real estate	49,014	43,119	49,120	48,908	48,521	46,904	44,066
Commercial lease financing	21,982	20,355	21,891	22,074	21,467	21,074	20,491
Non-U.S. commercial	72,060	67,010	73,104	71,014	69,472	68,947	68,241
Other	9	17	7	12	15	14	16
Total average loans and leases	$327,402	$289,876	$330,273	$324,531	$314,599	$304,621	$295,405

Total Corporation Investment Banking fees
Advisory (2)	$679	$704	$333	$346	$408	$391	$276
Debt issuance	1,558	1,668	889	669	617	748	887
Equity issuance	420	762	232	188	286	188	417
Total investment banking fees including self-led deals	2,657	3,134	1,454	1,203	1,311	1,327	1,580
Self-led deals	(96)	(121)	(46)	(50)	(39)	(40)	(54)
Total Investment Banking fees	$2,561	$3,013	$1,408	$1,153	$1,272	$1,287	$1,526

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component in Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Six Months Ended June 30, 2016
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.4%	3	9.6%
Announced mergers and acquisitions	3	17.6	2	31.2
Equity capital markets	5	4.7	4	10.0
Debt capital markets	3	5.9	2	9.8
High-yield corporate debt	2	8.7	2	9.8
Leveraged loans	2	8.9	1	11.2
Mortgage-backed securities	2	12.9	3	13.4
Asset-backed securities	2	8.5	1	12.2
Convertible debt	8	4.4	3	9.7
Common stock underwriting	6	4.7	4	10.0
Investment-grade corporate debt	2	5.9	2	11.3
Syndicated loans	1	10.0	1	13.5
Source: Dealogic data as of July 1, 2016. Figures above include self-led transactions.

•	Rankings based on deal volumes except net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Announced mergers and acquisitions
Asset-backed securities	Debt capital markets

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Announced mergers and acquisitions
Asset-backed securities	Debt capital markets
Convertible debt

Top 3 rankings excluding self-led deals:

Global:
High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Announced mergers and acquisitions, Debt capital markets

U.S.:
High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Announced mergers and acquisitions, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Net interest income (FTE basis)	$2,273	$1,961	$1,093	$1,180	$1,126	$1,096	$988
Noninterest income:
Investment and brokerage services	1,093	1,129	525	568	518	574	556
Investment banking fees	1,097	1,348	603	494	532	521	718
Trading account profits	3,467	3,841	1,872	1,595	797	1,471	1,703
All other income (loss)	330	(138)	220	110	139	91	(15)
Total noninterest income	5,987	6,180	3,220	2,767	1,986	2,657	2,962
Total revenue, net of interest expense (FTE basis) (1)	8,260	8,141	4,313	3,947	3,112	3,753	3,950

Provision for credit losses	4	27	(5)	9	30	42	6

Noninterest expense	5,032	5,909	2,582	2,450	2,767	2,698	2,748
Income before income taxes (FTE basis)	3,224	2,205	1,736	1,488	315	1,013	1,196
Income tax expense (FTE basis)	1,138	755	620	518	148	212	410
Net income	$2,086	$1,450	$1,116	$970	$167	$801	$786

Return on average allocated capital (2)	11%	8%	12%	11%	2%	9%	9%
Efficiency ratio (FTE basis)	60.93	72.58	59.88	62.08	88.91	71.88	69.56

Balance Sheet
Average
Total trading-related assets (3)	$409,473	$442,983	$411,285	$407,661	$415,856	$431,172	$442,175
Total loans and leases	69,452	59,224	69,620	69,283	68,835	66,349	61,819
Total earning assets (3)	420,506	432,579	422,815	418,198	419,977	436,809	433,254
Total assets	580,963	597,801	580,701	581,226	586,606	594,142	599,985
Total deposits	35,202	39,169	34,518	35,886	37,175	36,818	39,051
Allocated capital (2)	37,000	35,000	37,000	37,000	35,000	35,000	35,000

Period end
Total trading-related assets (3)	$405,037	$406,098	$405,037	$408,223	$373,926	$407,086	$406,098
Total loans and leases	70,766	65,962	70,766	73,446	73,208	70,159	65,962
Total earning assets (3)	416,325	405,883	416,325	422,268	384,046	418,519	405,883
Total assets	577,428	578,052	577,428	581,150	548,790	576,461	578,052
Total deposits	33,506	38,751	33,506	34,403	37,038	35,943	38,751

Trading-related assets (average)
Trading account securities	$182,989	$195,313	$178,047	$187,931	$195,275	$196,685	$197,117
Reverse repurchases	89,108	112,221	92,805	85,411	86,553	103,312	109,293
Securities borrowed	85,293	79,909	89,779	80,807	82,385	75,786	81,091
Derivative assets	52,083	55,540	50,654	53,512	51,643	55,389	54,674
Total trading-related assets (3)	$409,473	$442,983	$411,285	$407,661	$415,856	$431,172	$442,175

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 30.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Sales and trading revenue (1)
Fixed income, currency and commodities	$4,861	$4,295	$2,458	$2,403	$1,560	$2,010	$1,942
Equities	2,119	2,313	1,082	1,037	874	1,148	1,176
Total sales and trading revenue	$6,980	$6,608	$3,540	$3,440	$2,434	$3,158	$3,118

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed income, currency and commodities	$4,881	$4,887	$2,618	$2,263	$1,749	$1,993	$2,142
Equities	2,109	2,321	1,086	1,023	883	1,153	1,175
Total sales and trading revenue, excluding net debit valuation adjustment	$6,990	$7,208	$3,704	$3,286	$2,632	$3,146	$3,317

Sales and trading revenue breakdown
Net interest income	$2,070	$1,781	$993	$1,077	$1,028	$1,004	$888
Commissions	1,076	1,117	517	559	511	568	550
Trading	3,466	3,840	1,871	1,595	796	1,470	1,702
Other	368	(130)	159	209	99	116	(22)
Total sales and trading revenue	$6,980	$6,608	$3,540	$3,440	$2,434	$3,158	$3,118

(1)
Includes Global Banking sales and trading revenue of $281 million and $208 million for the six months ended June 30, 2016 and 2015; $121 million and $160 million for the second and first quarters of 2016, and $127 million, $86 million and $133 million for the fourth, third, and second quarters of 2015, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities for all periods. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015
Net interest income (FTE basis)	$(1,823)	$1,237	$(788)	$(1,035)	$(109)	$(189)	$1,131
Noninterest income:
Card income	99	132	55	44	60	67	65
Mortgage banking income	286	863	44	242	43	115	639
Gains on sales of debt securities	493	425	267	226	269	384	162
All other loss	(612)	(661)	(280)	(332)	(366)	(183)	(328)
Total noninterest income	266	759	86	180	6	383	538
Total revenue, net of interest expense (FTE basis)	(1,557)	1,996	(702)	(855)	(103)	194	1,669

Provision for credit losses	(83)	68	38	(121)	(152)	64	112

Noninterest expense	3,463	3,298	1,081	2,382	1,022	903	1,002
Income (loss) before income taxes (FTE basis)	(4,937)	(1,370)	(1,821)	(3,116)	(973)	(773)	555
Income tax benefit (FTE basis)	(2,325)	(1,153)	(1,006)	(1,319)	(472)	(609)	(226)
Net income (loss)	$(2,612)	$(217)	$(815)	$(1,797)	$(501)	$(164)	$781

Balance Sheet
Average
Total loans and leases	$118,919	$162,791	$115,675	$122,163	$130,202	$139,037	$156,886
Total assets (2)	261,569	300,530	260,621	262,518	295,677	307,009	300,851
Total deposits	27,724	24,824	28,690	26,757	26,019	26,125	26,674

Period end
Total loans and leases	$111,923	$147,906	$111,923	$117,901	$126,305	$131,617	$147,906
Total assets (3)	260,485	314,948	260,485	251,264	271,853	299,897	314,948
Total deposits	27,575	26,720	27,575	26,421	25,334	24,624	26,720

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, non-core mortgage loans and servicing activities, liquidating businesses, residual expense allocations and other. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture as well as Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $496.3 billion and $464.6 billion for the six months ended June 30, 2016 and 2015; $499.1 billion, $493.5 billion, $478.3 billion, $462.6 billion and $460.4 billion for the second and first quarters of 2016, and the fourth, third and second quarters of 2015, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $492.0 billion, $510.0 billion, $489.0 billion, $461.9 billion and $457.3 billion at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2016	March 31 2016	June 30 2015
Consumer
Residential mortgage (1)	$185,943	$184,440	$198,825
Home equity	71,587	73,771	81,006
U.S. credit card	88,103	86,403	88,403
Non-U.S. credit card	9,380	9,977	10,276
Direct/Indirect consumer (2)	92,746	90,609	84,754
Other consumer (3)	2,284	2,176	2,000
Total consumer loans excluding loans accounted for under the fair value option	450,043	447,376	465,264
Consumer loans accounted for under the fair value option (4)	1,844	1,946	1,971
Total consumer	451,887	449,322	467,235

Commercial
U.S. commercial (5)	276,587	273,636	248,296
Commercial real estate (6)	57,612	58,060	52,344
Commercial lease financing	21,203	20,957	20,089
Non-U.S. commercial	89,048	92,872	87,574
Total commercial loans excluding loans accounted for under the fair value option	444,450	445,525	408,303
Commercial loans accounted for under the fair value option (4)	6,816	6,266	5,658
Total commercial	451,266	451,791	413,961
Total loans and leases (7)	$903,153	$901,113	$881,196

(1)	Includes pay option loans of $2.1 billion, $2.2 billion and $2.6 billion at June 30, 2016, March 31, 2016 and June 30, 2015, respectively. The Corporation no longer originates pay option loans.

(2)
Includes auto and specialty lending loans of $47.0 billion, $45.4 billion and $39.6 billion, unsecured consumer lending loans of $696 million, $774 million and $1.1 billion, U.S. securities-based lending loans of $40.1 billion, $39.2 billion and $38.6 billion, non-U.S. consumer loans of $3.4 billion, $3.7 billion and $4.0 billion, student loans of $531 million, $547 million and $596 million and other consumer loans of $1.1 billion, $1.0 billion and $809 million at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(3)
Includes consumer finance loans of $512 million, $538 million and $618 million, consumer leases of $1.6 billion, $1.5 billion and $1.2 billion and consumer overdrafts of $191 million, $154 million and $227 million at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $1.5 billion, $1.6 billion and $1.8 billion and home equity loans of $354 million, $348 million and $208 million at June 30, 2016, March 31, 2016 and June 30, 2015, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.7 billion, $2.6 billion and $2.3 billion and non-U.S. commercial loans of $4.1 billion, $3.7 billion and $3.4 billion at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(5)	Includes U.S. small business commercial loans, including card-related products, of $13.1 billion, $12.9 billion and $13.2 billion at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(6)
Includes U.S. commercial real estate loans of $54.3 billion, $54.5 billion and $48.6 billion and non-U.S. commercial real estate loans of $3.3 billion, $3.5 billion and $3.7 billion at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(7)
Beginning in the first quarter of 2016, the Corporation classifies operating leases in other assets on the Consolidated Balance Sheet. For June 30, 2015, $5.3 billion of operating leases were reclassified from loans and leases to other assets to conform to this presentation. Additionally, amounts related to these leases were reclassified from net interest income to other noninterest income and other general operating expense on the Consolidated Statement of Income.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$186,752	$45,888	$59,216	$2	$—	$81,646
Home equity	73,141	47,795	5,276	1	347	19,722
U.S. credit card	86,705	83,692	3,012	—	—	1
Non-U.S. credit card	9,988	—	—	—	—	9,988
Direct/Indirect consumer	91,643	46,853	44,243	3	—	544
Other consumer	2,220	1,681	8	1	—	530
Total consumer	450,449	225,909	111,755	7	347	112,431

Commercial
U.S. commercial	276,640	16,989	26,878	186,151	42,180	4,442
Commercial real estate	57,772	22	2,506	49,120	6,026	98
Commercial lease financing	20,874	—	3	21,891	288	(1,308)
Non-U.S. commercial	93,935	1	39	73,104	20,779	12
Total commercial	449,221	17,012	29,426	330,266	69,273	3,244
Total loans and leases	$899,670	$242,921	$141,181	$330,273	$69,620	$115,675

	First Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$186,980	$42,506	$57,934	$4	$—	$86,536
Home equity	75,328	48,136	5,467	4	303	21,418
U.S. credit card	87,163	84,207	2,956	—	—	—
Non-U.S. credit card	9,822	—	—	—	—	9,822
Direct/Indirect consumer	89,342	44,676	44,102	4	—	560
Other consumer	2,138	1,578	6	—	—	554
Total consumer	450,773	221,103	110,465	12	303	118,890

Commercial
U.S. commercial	270,511	16,783	26,227	182,523	40,503	4,475
Commercial real estate	57,271	22	2,342	48,908	5,889	110
Commercial lease financing	21,077	—	3	22,074	336	(1,336)
Non-U.S. commercial	93,352	—	62	71,014	22,252	24
Total commercial	442,211	16,805	28,634	324,519	68,980	3,273
Total loans and leases	$892,984	$237,908	$139,099	$324,531	$69,283	$122,163

	Second Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$207,356	$36,348	$53,890	$7	$3	$117,108
Home equity	82,640	51,244	6,067	4	206	25,119
U.S. credit card	87,460	84,385	3,075	—	—	—
Non-U.S. credit card	10,012	—	—	—	—	10,012
Direct/Indirect consumer	83,698	40,539	42,464	4	—	691
Other consumer	1,885	1,242	8	1	—	634
Total consumer	473,051	213,758	105,504	16	209	153,564

Commercial
U.S. commercial	244,540	16,923	23,608	162,591	36,993	4,425
Commercial real estate	50,478	24	2,049	44,066	4,173	166
Commercial lease financing	19,486	—	4	20,491	373	(1,382)
Non-U.S. commercial	88,623	(1)	199	68,241	20,071	113
Total commercial	403,127	16,946	25,860	295,389	61,610	3,322
Total loans and leases	$876,178	$230,704	$131,364	$295,405	$61,819	$156,886

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2016	March 31 2016	June 30 2015	June 30 2016	March 31 2016	June 30 2015
Diversified financials	$78,799	$77,650	$68,976	$122,504	$124,704	$114,441
Real estate (5)	61,539	62,867	58,006	84,543	87,438	78,965
Healthcare equipment and services	37,483	37,555	33,232	67,494	62,650	50,548
Retailing	39,934	39,392	36,731	63,589	63,687	63,136
Capital goods	34,866	33,571	30,566	63,171	63,036	55,057
Government and public education	45,956	46,030	43,055	55,019	54,303	50,582
Banking	44,002	44,939	42,764	50,437	51,163	48,942
Materials	23,373	23,511	24,382	44,607	45,321	46,661
Food, beverage and tobacco	20,594	19,561	17,796	41,495	39,535	35,664
Energy	21,220	21,849	22,473	40,467	43,494	47,341
Consumer services	25,656	25,381	21,635	40,132	39,232	34,310
Commercial services and supplies	21,335	21,643	19,132	33,818	33,761	31,892
Utilities	12,868	12,372	11,161	28,426	28,864	25,601
Transportation	20,117	19,753	18,391	27,392	27,355	26,006
Media	13,137	12,852	12,181	25,101	25,759	27,153
Individuals and trusts	16,397	16,152	17,614	21,638	21,134	22,375
Technology hardware and equipment	7,492	6,362	6,187	19,185	23,777	13,792
Software and services	7,990	8,256	5,607	18,380	16,882	14,451
Pharmaceuticals and biotechnology	6,389	6,067	6,049	16,202	17,607	13,054
Automobiles and components	5,414	4,952	4,799	12,447	11,317	10,185
Telecommunication services	5,352	5,038	3,934	12,092	11,290	9,990
Insurance, including monolines	5,395	4,941	4,404	10,670	10,592	10,154
Consumer durables and apparel	5,635	6,289	6,110	10,390	11,033	10,633
Food and staples retailing	4,827	4,504	3,831	8,890	9,330	7,286
Religious and social organizations	4,619	4,440	4,700	6,373	6,073	6,257
Other	7,307	5,820	5,754	14,196	10,971	13,838
Total commercial credit exposure by industry	$577,696	$571,747	$529,470	$938,658	$940,308	$868,314
Net credit default protection purchased on total commitments (6)				$(5,396)	$(7,078)	$(5,584)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $50.7 billion, $44.0 billion and $39.7 billion at June 30, 2016, March 31, 2016 and June 30, 2015, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $25.4 billion, $22.0 billion and $22.6 billion which consists primarily of other marketable securities at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(2)
Total utilized and total committed exposure includes loans of $6.8 billion, $6.3 billion and $5.7 billion and issued letters of credit with a notional amount of $321 million, $303 million and $246 million accounted for under the fair value option at June 30, 2016, March 31, 2016 and June 30, 2015, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $7.8 billion, $9.3 billion and $7.9 billion at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions of $13.9 billion, $13.0 billion and $13.7 billion at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(6)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	June 30 2016	March 31 2016
Less than or equal to one year	52%	40%
Greater than one year and less than or equal to five years	45	58
Greater than five years	3	2
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown in this table.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	June 30, 2016		March 31, 2016
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
A	$(713)	13.2%	$(810)	11.4%
BBB	(2,656)	49.2	(3,272)	46.2
BB	(1,190)	22.1	(1,863)	26.3
B	(794)	14.7	(1,052)	14.9
CCC and below	(14)	0.3	(45)	0.6
NR (5)	(29)	0.5	(36)	0.6
Total net credit default protection	$(5,396)	100.0%	$(7,078)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at June 30 2016	Hedges and Credit Default Protection (4)	Net Country Exposure at June 30 2016 (5)	Increase (Decrease) from March 31 2016
United Kingdom	$34,260	$13,922	$9,752	$2,207	$60,141	$(3,831)	$56,310	$4,843
Germany	13,368	5,394	2,256	4,410	25,428	(4,109)	21,319	7,135
Canada	7,220	6,751	4,024	3,811	21,806	(1,437)	20,369	3,645
Brazil	9,518	280	1,268	4,385	15,451	(217)	15,234	22
Japan	13,901	599	1,600	750	16,850	(2,073)	14,777	138
France	3,474	4,699	2,234	7,074	17,481	(3,462)	14,019	3,268
China	8,483	534	1,486	1,618	12,121	(392)	11,729	1,692
India	6,467	258	356	3,376	10,457	(257)	10,200	(539)
Australia	4,771	2,190	1,043	1,472	9,476	(348)	9,128	(1,079)
Netherlands	3,018	2,868	729	2,653	9,268	(1,235)	8,033	1,318
Hong Kong	5,829	202	936	595	7,562	(9)	7,553	43
South Korea	4,110	729	904	1,728	7,471	(406)	7,065	(121)
Switzerland	3,390	3,121	417	603	7,531	(1,179)	6,352	398
Mexico	3,210	995	231	1,294	5,730	(263)	5,467	33
Singapore	2,516	285	822	1,717	5,340	(49)	5,291	798
Italy	2,876	888	800	1,032	5,596	(772)	4,824	(233)
United Arab Emirates	2,132	231	1,139	49	3,551	(58)	3,493	270
Luxembourg	433	742	2,613	77	3,865	(392)	3,473	1,192
Turkey	3,181	86	64	24	3,355	(60)	3,295	27
Israel	205	2,405	138	88	2,836	—	2,836	(163)
Total top 20 non-U.S. countries exposure	$132,362	$47,179	$32,812	$38,963	$251,316	$(20,549)	$230,767	$22,687

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $36.7 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $72.7 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2016	March 31 2016	December 31 2015	September 30 2015	June 30 2015
Residential mortgage	$3,592	$3,976	$4,803	$5,242	$5,985
Home equity	3,085	3,244	3,337	3,429	3,563
Direct/Indirect consumer	27	26	24	25	26
Other consumer	1	1	1	1	1
Total consumer	6,705	7,247	8,165	8,697	9,575
U.S. commercial	1,349	1,236	867	836	869
Commercial real estate	84	91	93	108	126
Commercial lease financing	13	29	12	17	19
Non-U.S. commercial	144	165	158	56	80
	1,590	1,521	1,130	1,017	1,094
U.S. small business commercial	69	82	82	85	78
Total commercial	1,659	1,603	1,212	1,102	1,172
Total nonperforming loans and leases	8,364	8,850	9,377	9,799	10,747
Foreclosed properties (1)	435	431	459	537	818
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$8,799	$9,281	$9,836	$10,336	$11,565

Fully-insured home loans past due 30 days or more and still accruing	$7,478	$8,207	$9,855	$10,467	$11,871
Consumer credit card past due 30 days or more and still accruing	1,517	1,590	1,721	1,662	1,650
Other loans past due 30 days or more and still accruing	2,994	3,219	3,603	3,415	3,423
Total loans past due 30 days or more and still accruing (3, 5, 6)	$11,989	$13,016	$15,179	$15,544	$16,944

Fully-insured home loans past due 90 days or more and still accruing	$5,659	$6,334	$7,150	$7,616	$8,917
Consumer credit card past due 90 days or more and still accruing	762	820	865	799	828
Other loans past due 90 days or more and still accruing	180	193	235	203	195
Total loans past due 90 days or more and still accruing (3, 5, 6)	$6,601	$7,347	$8,250	$8,618	$9,940

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.40%	0.43%	0.46%	0.48%	0.54%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.98	1.04	1.10	1.18	1.32
Nonperforming loans and leases/Total loans and leases (7)	0.94	0.99	1.05	1.12	1.23

Commercial utilized reservable criticized exposure (8)	$18,087	$18,577	$15,896	$13,028	$12,932
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	3.76%	3.87%	3.38%	2.85%	2.92%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	3.72	3.82	3.28	2.93	3.08

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally FHA-insured loans, that entered foreclosure of $1.3 billion, $1.4 billion, $1.4 billion, $1.3 billion and $1.3 billion at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	June 30 2016	March 31 2016	December 31 2015	September 30 2015	June 30 2015
Nonperforming loans held-for-sale	$223	$265	$227	$274	$298
Nonperforming loans accounted for under the fair value option	302	312	306	321	339
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	38	36	38	49	72

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $13 million, $3 million, $24 million, $73 million and $42 million at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively. At June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, there were $117 million, $120 million, $127 million, $142 million and $141 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $8.7 billion, $8.2 billion, $6.9 billion, $7.2 billion and $7.6 billion at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$7,247	$8,165	$8,697	$9,575	$10,209
Additions to nonperforming loans and leases:
New nonperforming loans and leases	799	951	1,027	1,029	1,424
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(252)	(133)	(214)	(262)	(289)
Sales	(271)	(823)	(314)	(447)	(542)
Returns to performing status (2)	(396)	(441)	(490)	(722)	(631)
Charge-offs (3)	(334)	(395)	(450)	(375)	(484)
Transfers to foreclosed properties	(88)	(77)	(91)	(101)	(112)
Total net reductions to nonperforming loans and leases	(542)	(918)	(532)	(878)	(634)
Total nonperforming consumer loans and leases, end of period	6,705	7,247	8,165	8,697	9,575
Foreclosed properties	416	421	444	479	553
Nonperforming consumer loans, leases and foreclosed properties, end of period	$7,121	$7,668	$8,609	$9,176	$10,128

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,603	$1,212	$1,102	$1,172	$996
Additions to nonperforming loans and leases:
New nonperforming loans and leases	489	697	456	205	419
Advances	2	9	8	11	15
Reductions to nonperforming loans and leases:
Paydowns	(211)	(120)	(133)	(145)	(103)
Sales	(87)	(6)	(27)	—	(65)
Return to performing status (5)	(29)	(47)	(32)	(47)	(27)
Charge-offs	(106)	(142)	(162)	(93)	(56)
Transfers to foreclosed properties	(2)	—	—	(1)	(7)
Total net additions (reductions) to nonperforming loans and leases	56	391	110	(70)	176
Total nonperforming commercial loans and leases, end of period	1,659	1,603	1,212	1,102	1,172
Foreclosed properties	19	10	15	58	265
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,678	$1,613	$1,227	$1,160	$1,437

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 37.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Second Quarter 2016		First Quarter 2016		Fourth Quarter 2015		Third Quarter 2015		Second Quarter 2015
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$34	0.07%	$91	0.20%	$73	0.15%	$26	0.05%	$177	0.35%
Home equity	126	0.70	112	0.60	193	0.99	120	0.60	151	0.73
U.S. credit card	573	2.66	587	2.71	563	2.52	546	2.46	584	2.68
Non-U.S. credit card	46	1.85	45	1.85	46	1.78	47	1.83	51	2.03
Direct/Indirect consumer	23	0.10	34	0.15	29	0.13	25	0.12	24	0.11
Other consumer	47	8.40	48	9.07	54	10.63	57	11.21	33	7.00
Total consumer	849	0.76	917	0.82	958	0.84	821	0.71	1,020	0.87
U.S. commercial (4)	28	0.04	65	0.10	81	0.13	52	0.09	(1)	—
Commercial real estate	(2)	(0.01)	(6)	(0.04)	4	0.03	(10)	(0.08)	(4)	(0.03)
Commercial lease financing	15	0.30	(2)	(0.05)	1	0.02	3	0.07	—	—
Non-U.S. commercial	45	0.20	42	0.19	45	0.20	9	0.04	2	0.01
	86	0.08	99	0.09	131	0.13	54	0.05	(3)	—
U.S. small business commercial	50	1.55	52	1.64	55	1.68	57	1.72	51	1.56
Total commercial	136	0.12	151	0.14	186	0.17	111	0.11	48	0.05
Total net charge-offs	$985	0.44	$1,068	0.48	$1,144	0.52	$932	0.43	$1,068	0.49

By Business Segment and All Other
Consumer Banking	$715	1.18%	$735	1.24%	$736	1.24%	$709	1.21%	$734	1.28%
Global Wealth & Investment Management	14	0.04	5	0.01	20	0.06	17	0.05	17	0.05
Global Banking	80	0.10	104	0.13	137	0.17	53	0.07	(2)	—
Global Markets	5	0.03	—	—	—	—	—	—	—	—
All Other	171	0.60	224	0.75	251	0.77	153	0.44	319	0.83
Total net charge-offs	$985	0.44	$1,068	0.48	$1,144	0.52	$932	0.43	$1,068	0.49

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.45, 0.49, 0.53, 0.43 and 0.50 for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $82 million, $105 million, $82 million, $148 million and $290 million for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.48, 0.53, 0.55, 0.49 and 0.63 for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

(3)
Includes charge-offs on nonperforming loan sales of $0 and $42 million for the three months ended June 30, 2016 and March 31, 2016, and nonperforming loan sales recoveries and other recoveries of $8 million, $57 million and $22 million for the three months ended December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

(4)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Six Months Ended June 30
	2016		2015
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage (3)	$125	0.14%	$374	0.36%
Home equity	238	0.65	323	0.78
U.S. credit card	1,160	2.68	1,205	2.76
Non-U.S. credit card	91	1.85	95	1.91
Direct/Indirect consumer	57	0.13	58	0.14
Other consumer	95	8.73	82	8.91
Total consumer	1,766	0.79	2,137	0.91
U.S. commercial (4)	93	0.07	6	0.01
Commercial real estate	(8)	(0.03)	1	0.01
Commercial lease financing	13	0.13	5	0.05
Non-U.S. commercial	87	0.19	—	—
	185	0.09	12	0.01
U.S. small business commercial	102	1.59	113	1.73
Total commercial	287	0.13	125	0.06
Total net charge-offs	$2,053	0.46	$2,262	0.53

By Business Segment and All Other
Consumer Banking	$1,450	1.21%	$1,552	1.36%
Global Wealth & Investment Management	19	0.03	35	0.05
Global Banking	184	0.11	4	—
Global Markets	5	0.01	—	—
All Other	395	0.68	671	0.84
Total net charge-offs	$2,053	0.46	$2,262	0.53

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.47 and 0.54 for the six months ended June 30, 2016 and 2015.

(2)
Excludes write-offs of purchased credit-impaired loans of $187 million and $578 million for the six months ended June 30, 2016 and 2015. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.51 and 0.66 for the six months ended June 30, 2016 and 2015.

(3)
Includes charge-offs on nonperforming loan sales of $42 million for the six months ended June 30, 2016, and nonperforming loan sales recoveries and other recoveries of $62 million for the six months ended June 30, 2015.

(4)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2016			March 31, 2016			June 30, 2015
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$1,192	10.07%	0.64%	$1,312	10.87%	0.71%	$1,997	15.28%	1.00%
Home equity	2,017	17.04	2.82	2,144	17.76	2.91	2,744	21.00	3.39
U.S. credit card	2,806	23.71	3.18	2,800	23.20	3.24	3,060	23.42	3.46
Non-U.S. credit card	256	2.16	2.73	253	2.10	2.54	339	2.59	3.30
Direct/Indirect consumer	224	1.89	0.24	200	1.66	0.22	254	1.94	0.30
Other consumer	48	0.41	2.11	49	0.40	2.24	49	0.37	2.45
Total consumer	6,543	55.28	1.45	6,758	55.99	1.51	8,443	64.60	1.81
U.S. commercial (3)	3,441	29.07	1.24	3,423	28.36	1.25	2,694	20.62	1.08
Commercial real estate	919	7.76	1.60	924	7.66	1.59	1,041	7.97	1.99
Commercial lease financing	145	1.22	0.68	133	1.10	0.63	157	1.20	0.78
Non-U.S. commercial	789	6.67	0.89	831	6.89	0.89	733	5.61	0.84
Total commercial (4)	5,294	44.72	1.19	5,311	44.01	1.19	4,625	35.40	1.13
Allowance for loan and lease losses	11,837	100.00%	1.32	12,069	100.00%	1.35	13,068	100.00%	1.50
Reserve for unfunded lending commitments	750			627			588
Allowance for credit losses	$12,587			$12,696			$13,656

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (2)		1.32%			1.35%			1.50%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 5)		1.29			1.31			1.40
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		142			136			122
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		135			129			111
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		2.99			2.81			3.05
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (5, 7)		2.85			2.67			2.79
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		2.76			2.56			2.40

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $1.5 billion, $1.6 billion and $1.8 billion and home equity loans of $354 million, $348 million and $208 million at June 30, 2016, March 31, 2016 and June 30, 2015, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.7 billion, $2.6 billion and $2.3 billion and non-U.S. commercial loans of $4.1 billion, $3.7 billion and $3.4 billion at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(2)	Total loans and leases do not include loans accounted for under the fair value option of $8.7 billion, $8.2 billion and $7.6 billion at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(3)	Includes allowance for loan and lease losses for U.S. small business commercial loans of $466 million, $480 million and $525 million at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(4)	Includes allowance for loan and lease losses for impaired commercial loans of $238 million, $285 million and $156 million at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $528 million, $622 million and $1.1 billion at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(6)
Allowance for loan and lease losses includes $4.1 billion, $4.1 billion and $5.1 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at June 30, 2016, March 31, 2016 and June 30, 2015, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 93 percent, 90 percent and 75 percent at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

(7)	Net charge-offs exclude $82 million, $105 million and $290 million of write-offs in the purchased credit-impaired loan portfolio at June 30, 2016, March 31, 2016 and June 30, 2015, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more meaningful picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

See the table below and on page 43 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the six months ended June 30, 2016 and 2015 and the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$18,384	$19,872	$9,213	$9,171	$9,756	$9,471	$10,461
Fully taxable-equivalent adjustment	438	438	223	215	226	226	223
Net interest income on a fully taxable-equivalent basis	$18,822	$20,310	$9,436	$9,386	$9,982	$9,697	$10,684

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$39,910	$42,870	$20,398	$19,512	$19,667	$20,513	$21,956
Fully taxable-equivalent adjustment	438	438	223	215	226	226	223
Total revenue, net of interest expense on a fully taxable-equivalent basis	$40,348	$43,308	$20,621	$19,727	$19,893	$20,739	$22,179

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$2,716	$3,309	$1,697	$1,019	$1,511	$1,446	$2,084
Fully taxable-equivalent adjustment	438	438	223	215	226	226	223
Income tax expense on a fully taxable-equivalent basis	$3,154	$3,747	$1,920	$1,234	$1,737	$1,672	$2,307

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$238,645	$227,078	$240,166	$237,123	$234,851	$231,620	$228,780
Goodwill	(69,756)	(69,776)	(69,751)	(69,761)	(69,761)	(69,774)	(69,775)
Intangible assets (excluding mortgage servicing rights)	(3,584)	(4,412)	(3,480)	(3,687)	(3,888)	(4,099)	(4,307)
Related deferred tax liabilities	1,684	1,922	1,662	1,707	1,753	1,811	1,885
Tangible common shareholders' equity	$166,989	$154,812	$168,597	$165,382	$162,955	$159,558	$156,583

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$262,731	$248,413	$265,144	$260,317	$257,125	$253,893	$251,054
Goodwill	(69,756)	(69,776)	(69,751)	(69,761)	(69,761)	(69,774)	(69,775)
Intangible assets (excluding mortgage servicing rights)	(3,584)	(4,412)	(3,480)	(3,687)	(3,888)	(4,099)	(4,307)
Related deferred tax liabilities	1,684	1,922	1,662	1,707	1,753	1,811	1,885
Tangible shareholders' equity	$191,075	$176,147	$193,575	$188,576	$185,229	$181,831	$178,857

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015
	2016	2015

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$241,849	$229,386	$241,849	$238,434	$233,932	$233,632	$229,386
Goodwill	(69,744)	(69,775)	(69,744)	(69,761)	(69,761)	(69,761)	(69,775)
Intangible assets (excluding mortgage servicing rights)	(3,352)	(4,188)	(3,352)	(3,578)	(3,768)	(3,973)	(4,188)
Related deferred tax liabilities	1,637	1,813	1,637	1,667	1,716	1,762	1,813
Tangible common shareholders' equity	$170,390	$157,236	$170,390	$166,762	$162,119	$161,660	$157,236

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$267,069	$251,659	$267,069	$262,776	$256,205	$255,905	$251,659
Goodwill	(69,744)	(69,775)	(69,744)	(69,761)	(69,761)	(69,761)	(69,775)
Intangible assets (excluding mortgage servicing rights)	(3,352)	(4,188)	(3,352)	(3,578)	(3,768)	(3,973)	(4,188)
Related deferred tax liabilities	1,637	1,813	1,637	1,667	1,716	1,762	1,813
Tangible shareholders' equity	$195,610	$179,509	$195,610	$191,104	$184,392	$183,933	$179,509

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,186,609	$2,149,034	$2,186,609	$2,185,498	$2,144,316	$2,153,006	$2,149,034
Goodwill	(69,744)	(69,775)	(69,744)	(69,761)	(69,761)	(69,761)	(69,775)
Intangible assets (excluding mortgage servicing rights)	(3,352)	(4,188)	(3,352)	(3,578)	(3,768)	(3,973)	(4,188)
Related deferred tax liabilities	1,637	1,813	1,637	1,667	1,716	1,762	1,813
Tangible assets	$2,115,150	$2,076,884	$2,115,150	$2,113,826	$2,072,503	$2,081,034	$2,076,884

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43